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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                  000-24439                  33-0803204
    ------------------------------------------------------------------------
     (STATE OR OTHER         (COMMISSION FILE              (IRS EMPLOYER
     JURISDICTION OF               NUMBER)               IDENTIFICATION NO.)
     INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14A-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 10, 2007, Hines Nurseries, Inc. ("Hines Nurseries"), a California corporation and subsidiary of Hines Horticulture, Inc. ("Company"), completed the sale of the buildings, greenhouses and other improvements, potting machinery, office equipment, furniture, inventory and related materials and supplies and other assets comprising the Company's Danville, Pennsylvania nursery facility (the "Danville Assets") to KW Danville LLC, a New York limited liability company ("KW Danville"), pursuant to an asset purchase agreement dated January 9, 2007 (the "Purchase Agreement") between Hines Nurseries on the one side and KW Danville, KW Mohawk Valley LLC, 621 East Maple LLC, Danville PA LLC, KW Utica LLC and KW Newark LLC on the other side. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The purchase price for the Danville Assets was approximately $2.9 million.

There are no material relationships, other than with respect to the Purchase Agreement, between the Company, Hines Nurseries or their respective directors, officers (or any associate of any such director or officer) or affiliates on the one side and KW Danville or its officers, directors (or any associate of any such director or officer) or affiliates on the other side.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(b)(1)  Pro Forma Financial Information

Unaudited pro forma financial information, including income statements for the twelve month period ended December 31, 2005 and nine month period ended September 30, 2006 and balance sheet for the period ended September 30, 2006 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits

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Exhibit No.         Description
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10.1                Asset Purchase Agreement by and among Hines Nurseries,
                    Inc., KW Mohawk Valley LLC, 621 East Maple LLC, Danville PA LLC, KW Utica LLC, KW Newark LLC and KW Danville LLC dated January 9, 2007
--------------------------------------------------------------------------------
99.1 Unaudited pro forma financial information, including income statements for the twelve month period ended December 31, 2005 and nine month period ended September 30, 2006 and balance sheet for the period ended September 30, 2006
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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007         HINES HORTICULTURE, INC.

                               By: /s/ Claudia M. Pieropan
                                   --------------------------------------------
                                   Claudia M. Pieropan
                                   Chief Financial Officer, Secretary and
                                   Treasurer
                                   (principal financial and accounting officer)


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Exhibit Index

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Exhibit No.         Description
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10.1                Asset Purchase Agreement by and among Hines Nurseries,
                    Inc., KW Mohawk Valley LLC, 621 East Maple LLC, Danville PA LLC, KW Utica LLC, KW Newark LLC and KW Danville LLC dated January 9, 2007
--------------------------------------------------------------------------------
99.1 Unaudited pro forma financial information, including income statements for the twelve month period ended December 31, 2005 and nine month period ended September 30, 2006 and balance sheet for the period ended September 30, 2006
--------------------------------------------------------------------------------